[LOGO] M F S(SM)                                              Semiannual Report
INSTITUTIONAL ADVISORS, INC.                                  December 31, 1997


MFS(R) INSTITUTIONAL INERNATIONAL EQUITY FUND




[Graphic Omitted]

MFS(R) INSTITUTIONAL INTERNATI0NAL EQUITY FUND

TRUSTEES                                                INVESTMENT ADVISER
Nelson J. Darling, Jr.                                  Massachusetts Financial Services Company
Trustee, Eastern Enterprises                            500 Boylston Street
(diversified holding company)                           Boston, MA 02116-3741

William R. Gutow                                        DISTRIBUTOR
Vice Chairman,                                          MFS Fund Distributors, Inc.
Capitol Entertainment Management Company                500 Boylston Street
(Blockbuster Video franchise)                           Boston, MA 02116-3741

PORTFOLIO MANAGER                                       INVESTOR SERVICE
David R. Mannheim*                                      MFS Service Center, Inc.
                                                        P.O. Box 1400
TREASURER                                               Boston, MA 02107-9906
W. Thomas London*
                                                        For additional information,
ASSISTANT TREASURERS                                    contact your financial adviser.
Mark E. Bradley*
Ellen Moynihan*                                         CUSTODIAN
James O. Yost*                                          State Street Bank and Trust Company

SECRETARY                                               WORLD WIDE WEB
Stephen E. Cavan*                                       www.mfs.com

ASSISTANT SECRETARY
James R. Bordewick, Jr.*


[logo omitted] For the fourth year in a row, MFS earned a #1 ranking in the DALBAR, Inc. Broker/Dealer Survey, Main Office Operations Service Quality Category. The firm achieved a 3.42 overall score on a scale of 1 to 4 in the 1997 survey. A total of 111 firms responded, offering input on the quality of service they received from 29 mutual fund companies nationwide. The survey contained questions about service quality in 11 categories, including "knowledge of operations contact," "keeping you informed," and "ease of doing business" with the firm.

*Affiliated with the Investment Adviser

NOT FDIC INSURED                  MAY LOSE VALUE              NO BANK GURANTEE

  ---------------------------------------------------------------------------
  MFS Mourns Chairman's Passing

  It is with deep regret that we inform you of the death on February 2, 1998, of A. Keith Brodkin, Chairman and Chief Executive Officer of MFS Investment Management(SM). Mr. Brodkin joined MFS in 1970 and made enormous contribution to the organization, including helping to build the firm's investment staff, which will continue to manage all of the MFS investment portfolios. His leadership, friendship, and wise counsel will be sorely missed.
  ---------------------------------------------------------------------------


LETTER TO SHAREHOLDERS

Dear Shareholders:
Thanks to a sustained period of relative stability and moderate growth, the U.S. economy has produced thousands of new jobs, inflation has remained under control, and the investment climate has -- for the most part -- been favorable. The increased use of technology and other productivity enhancements, as well as corporate restructuring and global competition, is improving companies' balance sheets and helping control inflation. The rapid pace of growth seen in the first quarter slowed to an annual rate of 3.3% in the second quarter and 3.5% in the third. We believe this economic momentum will carry well into the first quarter of 1998 as a result of lower interest rates and continuing growth in the money supply. While economic growth in the United States continues to be impressive, this is partially being offset by events in the Pacific Rim. Thus, U.S. markets will most likely continue to focus on activity by the Federal Reserve Board and its response to both U.S. and world events.

Internationally, the second half of 1997 brought turmoil to the world's investment markets as concerns about Asia mounted and as liquidity, which has been high for the past few years, began to dry up. While markets in Europe, the United States, and even Latin America performed reasonably well, the cumulative effect of large current-account deficits, followed by the collapse of several large financial institutions and corporations, created a situation in Asia that could remain unstable for some time. Although the Asian crisis affected other emerging markets, valuations in several of them have become more attractive, and we believe the long-term case for emerging markets remains intact. In Europe, the uncertainty over economic union appears to have diminished somewhat. Growth has begun accelerating on the continent and may exceed U.S. growth in 1998.

We appreciate your support and welcome any questions or comments you may have.

Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    President, MFS Investment Management

January 12, 1998

PORTFOLIO MANAGER'S OVERVIEW

Dear Shareholders:
For the six months ended December 31, 1997, the Fund provided a total return of -3.12%. This compares to a -8.36% return for the Morgan Stanley Capital International (MSCI) Europe, Australia, Far East (EAFE) Index, a broad, unmanaged index of non-U.S. equities.

The past six months have seen a sharp divergence in the performance of international equity markets. In local currency terms, the MSCI EAFE Index declined 2.5%, with the MSCI Europe Index up 10.9% and the MSCI Pacific Index down 20.8%. Gains in Europe ranged from only 1% in Sweden and Norway to 27% in Italy. The core markets of the United Kingdom, up 14%; Germany, up 10%; and France, up 5%, showed good returns. In the Pacific Rim, losses were uniformly spread, with Japan down 20%, Hong Kong down 30%, Singapore down 11%, and Malaysia down 45%. In Australia and New Zealand, where markets fell 3% and 4%, respectively, the declines were relatively small. The emerging markets saw a sharp reversal in performance. The IFC Emerging Markets Composite Index (an unmanaged, market-capitalization-weighted index of the most active stocks of emerging markets, as defined by the World Bank) was down 28.4%, with the IFC Asia Regional Index off 45.4% and the Latin America Index off 12.5%.

Overall, currency continued to have an adverse impact on the Fund's performance, with the dollar appreciating against most foreign currencies. In the past six months, the dollar gained 14% against the Japanese yen and 3% against the German mark and was roughly flat against only the British pound and the Swiss franc. The real carnage was in Asia, where a number of currencies saw significant devaluations versus the dollar, including the Malaysian ringgit (down 54%), the Indonesian rupiah (down 80%), the South Korean won (down 90%), and the Thai baht (down 95%).

While the Fund's performance was influenced by these trends in equity and currency markets, we continue to believe that stock selection is the key driver to long-term performance. We have stuck to our bottom-up approach to stock selection, concentrating on high-quality companies that we believe have superior growth prospects and that are trading at attractive valuations. Illustrating the importance of individual stock selection, the Fund benefited from the strong local currency performance of a number of large holdings, including Lloyd's TSB, which gained 29% during the period; Ciba Specialty Chemical, which was also up 29%; British
Aerospace, up 30%; Akzo Nobel, up 31%; and ASDA, up 45%. As evidence that good stock-picking works even in difficult markets, a number of our Japanese holdings also contributed positively to performance, including Takeda Chemical, which gained 16%; Sony, up 16%; and TDK, up 17%.

The Fund currently has 87 holdings in 27 countries, with broad geographic weightings as follows: 64% in Europe, 28% in Asia/Pacific, and 8% in the Americas. The two biggest country exposures remain the United Kingdom at 20% of assets and Japan at 17%. Our exposure to these two markets has decreased 1% and 3%, respectively, over the past six months and is below each country's weighting in the MSCI EAFE Index of 22% and 25%, respectively. Our exposure to Southeast Asia comprises 7% of the portfolio and is spread among holdings in Hong Kong, Singapore, Malaysia, and Indonesia. While this is greater than the 5% weighting for Southeast Asia in the MSCI EAFE Index, for the most part our holdings (such as Indosat, Li & Fung, and Tanjong, a recent purchase) have significantly outperformed their local markets. We view the current turmoil in Asia as a potential opportunity for long-term investment. As usual, we are seeking out companies with strong business franchises and balance sheets, limited economic exposure, and -- especially important in the current environment -- limited foreign currency exposure. If the region begins to stabilize over the next six to 12 months, we will seek more opportunities and our exposure to Asia could increase.

The Fund remains well diversified on an industry basis. Of the 13 sectors we track, the three largest industry weightings are in financial services at 19% of assets, consumer staples at 10%, and utilities and communications at 9%. Although financial services is our largest sector, it remains underweighted relative to the 25% weighting in the MSCI EAFE Index due to our continuing avoidance of Japanese financials. The consumer staples weighting has risen due to an increase in our holdings in Henkel in Germany and new positions in Benckiser in the Netherlands and in Wella in Germany. Our exposure to heavy cyclical industries like paper, commodity chemicals, and metals remains limited due to our belief that valuations are too high given their growth prospects.

Our outlook for 1998 is one of moderation. We expect global inflation to remain low, aided by the fallout from the currency crisis in Southeast Asia. Therefore, interest rates should remain low, supporting current valuations. Earnings growth will be very important. While growth is likely to slow in most major markets, including in the United States, growth could actually accelerate in a number of continental European countries. Japan remains the wild card, with any short-term recovery likely to be deferred by the impact of the turmoil in Southeast Asia. However, with the right macroeconomic policy mix, Japan could begin to show signs of a turnaround over the medium term.

Respectfully,

/s/ David Mannheim

    David R. Mannheim
    Portfolio Manager

PORTFOLIO MANAGER'S PROFILE

David R. Mannheim joined MFS in 1988 as a research specialist and was named Investment Officer in 1990, Assistant Vice President -- Investments in 1991, Vice President -- Investments in 1992, and Senior Vice President in 1997. A graduate of Amherst College and the Massachusetts Institute of Technology Sloan School of Management, he has managed MFS Institutional International Equity Fund since 1996.

OBJECTIVE AND POLICIES

The Fund's investment objective is to provide long-term growth of capital. The Fund invests, under normal market conditions, at least 65% of its total assets in equity securities of companies whose principal activities are located outside the United States.

Commencement of investment operations: January 31, 1996

PERFORMANCE SUMMARY

Because mutual funds like MFS Institutional International Equity Fund are designed for investors with long-term goals, we have provided cumulative results as well as the average annual total returns for the applicable time periods. The minimum initial investment is generally $3 million. Shares of the Fund are purchased at net asset value.

AVERAGE ANNUAL AND CUMULATIVE TOTAL RATES OF RETURN AS OF DECEMBER 31, 1997 (net asset value change including reinvested distributions)

                                   6 Months            1 Year     Life of Fund+
-------------------------------------------------------------------------------
Cumulative Total Return              -3.12%           +10.82%           +30.52%
-------------------------------------------------------------------------------
Average Annual Total Return            --             +10.82%           +14.90%
-------------------------------------------------------------------------------
+For the period from the commencement of the Fund's investment operations, January 31, 1996, through December 31, 1997.

All results are historical and assume the reinvestment of dividends and capital gains. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results.

Fund results reflect any applicable expense subsidies and waivers, without which the performance results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details.

PORTFOLIO OF INVESTMENTS (Unaudited) - December 31, 1997
Stocks - 96.5%

------------------------------------------------------------------------------------------------------
Issuer                                                                   Shares                 Value
------------------------------------------------------------------------------------------------------
Australia - 3.5%
  QBE Insurance Group Ltd. (Insurance)                                   54,370            $   244,660
  Seven Network Ltd. (Entertainment)                                     37,600                136,200
                                                                                           -----------
                                                                                           $   380,860
------------------------------------------------------------------------------------------------------
Austria - 0.4%
  Austria Tabak AG (Tobacco)*                                             1,000            $    44,342
------------------------------------------------------------------------------------------------------
Canada - 3.7%
  Canadian National Railway Co. (Railroads)                               7,300            $   344,925
  Legacy Hotel Real Estate Investment Trust (Real
    Estate)*                                                              7,600                 51,528
                                                                                           -----------
                                                                                           $   396,453
------------------------------------------------------------------------------------------------------
Chile - 1.5%
  Chilectra S.A., ADR (Utilities - Electric)                              6,350            $   162,376
------------------------------------------------------------------------------------------------------
Czech Republic - 0.5%
  Tabak AS (Tobacco)                                                        243            $    55,438
------------------------------------------------------------------------------------------------------
Finland - 2.4%
  Huhtamaki Oy Group (Conglomerate)                                       2,500            $   103,361
  TT Tieto Oy (Computer Software - Systems)                               1,340                150,938
                                                                                           -----------
                                                                                           $   254,299
------------------------------------------------------------------------------------------------------
France - 5.2%
  TOTAL SA,"B" (Oils)                                                     1,120            $   121,941
  TV Francaise (Broadcasting)                                             1,700                173,787
  Union des Assurances Federales S.A. (Insurance)                         2,000                262,633
                                                                                           -----------
                                                                                           $   558,361
------------------------------------------------------------------------------------------------------
Germany - 5.4%
  adidas AG (Apparel and Textiles)                                          900            $   118,498
  Henkel Kgaa (Chemicals)                                                 4,000                252,643
  Volkswagen AG (Automotive)                                                115                 64,763
  Wella AG (Cosmetics)                                                      190                144,324
                                                                                           -----------
                                                                                           $   580,228
------------------------------------------------------------------------------------------------------
Hong Kong - 2.3%
  Li & Fung Ltd. (Wholesale)                                             42,000            $    58,812
  Liu Chong Hing Bank (Banks and Credit Cos.)                            27,000                 39,375
  Peregrine Investment Holdings (Finance)                                37,000                 26,263
  Wing Hang Bank Ltd. (Banks and Credit Cos.)                            44,200                124,925
                                                                                           -----------
                                                                                           $   249,375
------------------------------------------------------------------------------------------------------
Hungary - 0.5%
  Magyar Tavkozlesi Rt. (Telecommunications)*                             2,200            $    57,200
------------------------------------------------------------------------------------------------------
Indonesia - 1.2%
  Gulf Indonesia Resources Ltd. (Oil Services)*                             900            $    19,800
  PT Indosat (Telecommunications)                                        14,000                 26,202
  PT Indosat, ADR (Telecommunications)                                    4,500                 86,906
                                                                                           -----------
                                                                                           $   132,908
------------------------------------------------------------------------------------------------------
Ireland - 2.1%
  Anglo Irish Bank Corp. PLC (Banks and Credit Cos.)*                   114,000            $   221,285
------------------------------------------------------------------------------------------------------

Italy - 2.2%
  ERG S.p.A. (Oils)*                                                     20,000            $    74,512
  Instituto Nazionale delle Assicurazioni (Insurance)                    30,000                 60,849
  Telecom Italia Mobile (Telecommunications)                             35,700                101,596
                                                                                           -----------
                                                                                           $   236,957
------------------------------------------------------------------------------------------------------
Japan - 16.7%
  Canon, Inc. (Office Equipment)                                          9,000            $   210,364
  Eisai Co. Ltd. (Pharmaceuticals)                                        9,000                137,706
  Fuji Photo Film Co. (Photographic Products)                             4,000                153,775
  Kinki Coca-Cola Bottling Co. (Beverages)                                4,000                 42,750
  Kirin Beverage Corp. (Beverages)                                        6,000                 99,646
  Nippon Broadcasting (Broadcasting)                                      1,000                 39,674
  Nitto Denko Corp. (Industrial Goods and Services)                       8,000                138,398
  NTT Data Communications Systems Co.
    (Telecommunications)                                                      1                 54,052
  Osaka Sanso Kogyo Ltd. (Chemicals)                                     22,000                 23,681
  Rohm Co. (Electronics)                                                  1,000                102,261
  Sankyo Co. Ltd. (Pharmaceuticals)                                       5,000                113,409
  Sony Corp. (Electronics)                                                2,400                214,055
  Sony Corp., ADR (Electronics)                                             550                 49,912
  Takeda Chemical Industries (Pharmaceuticals)                            6,000                171,613
  TDK Corp. (Electronics)                                                 1,000                 75,657
  Tokyo Broadcasting System, Inc. (Broadcasting)                          8,000                101,492
  Ushio, Inc. (Electronics)                                              11,000                 73,497
                                                                                           -----------
                                                                                           $ 1,801,942
------------------------------------------------------------------------------------------------------
Malaysia - 1.9%
  New Straits Times Press Berhad (Printing and
    Publishing)                                                          41,500            $    51,621
  Tanjong PLC (Entertainment)                                            91,000                151,471
                                                                                           -----------
                                                                                           $   203,092
------------------------------------------------------------------------------------------------------
Mexico - 0.3%
  TV Azteca, S.A. de C.V., ADR (Broadcasting)*                            1,500            $    33,844
------------------------------------------------------------------------------------------------------
Netherlands - 7.8%
  Akzo Nobel N.V. (Chemicals)                                             1,790            $   308,907
  Benckiser NV (Consumer Goods and Services)*                             3,700                153,238
  IHC Caland N.V. (Transportation)*                                       1,457                 75,662
  Koninklijke Ahrend (Diversified Operations)*                            4,386                137,915
  Royal Dutch Petroleum Co. (Oils)                                        3,100                170,318
                                                                                           -----------
                                                                                           $   846,040
------------------------------------------------------------------------------------------------------
Peru - 1.0%
  Luz del Sur S.A. (Utilities - Electric)                                 8,800            $    10,172
  Telefonica del Peru S.A., ADR (Telecommunications)                      4,300                100,244
                                                                                           -----------
                                                                                           $   110,416
------------------------------------------------------------------------------------------------------
Philippines - 0.1%
  Alsons Cement Corp. (Building Materials)##                            205,250            $    10,263
------------------------------------------------------------------------------------------------------
Poland - 0.3%
  Bank Handlowy W Warszawie (Banks and Credit Cos.)*+                       700            $     8,949
  KGHM Polska Miedz S.A., GDR (Metals and Minerals)*##                    3,700                 25,345
                                                                                           -----------
                                                                                           $    34,294
------------------------------------------------------------------------------------------------------

Portugal - 4.3%
  Banco Espirito Santo e Comercial de Lisboa S.A. (Banks
    and Credit Cos.)                                                      4,700            $   140,016
  Banco Totta e Acores (Banks and Credit Cos.)                            8,500                167,087
  Portugal Telecom S.A. (Utilities - Telephone)                           1,400                 65,031
  Telecel - Comunicacaoes Pessoais S.A.
    (Telecommunications)*                                                   825                 87,997
                                                                                           -----------
                                                                                           $   460,131
------------------------------------------------------------------------------------------------------
Singapore - 1.5%
  Hong Leong Finance Ltd. (Finance)+                                     36,000            $    38,571
  Mandarin Oriental International Ltd. (Restaurants and
    Lodgings)*                                                           47,384                 31,747
  Overseas Union Bank (Finance)                                          19,000                 72,947
  Singapore Finance (Finance)                                            35,000                 23,959
                                                                                           -----------
                                                                                           $   167,224
------------------------------------------------------------------------------------------------------
Spain - 2.7%
  Aceralia Corp Side (Iron and Steel)*                                    1,100            $    13,524
  Acerinox S.A. (Iron and Steel)                                            870                129,098
  Repsol S.A. (Oils)                                                      3,500                149,573
                                                                                           -----------
                                                                                           $   292,195
------------------------------------------------------------------------------------------------------
Sweden - 4.9%
  Astra AB (Pharmaceuticals)                                             11,516            $   193,870
  Skandia Forsakrings AB (Insurance)                                      3,450                162,929
  Forenings Sparbanken AB (Banks and Credit Cos.)                         7,500                170,712
                                                                                           -----------
                                                                                           $   527,511
------------------------------------------------------------------------------------------------------
Switzerland - 3.9%
  Ciba Specialty AG (Chemicals)*                                          2,000            $   238,667
  Novartis AG (Pharmaceuticals)                                             110                178,794
                                                                                           -----------
                                                                                           $   417,461
------------------------------------------------------------------------------------------------------
United Kingdom - 19.3%
  ASDA Group PLC (Supermarkets)                                          74,000            $   218,030
  Avis Europe PLC (Auto Rental)##                                        39,900                114,206
  British Aerospace PLC (Aerospace and Defense)*                         12,100                345,343
  British Petroleum PLC (Oils)*                                          15,745                208,600
  Capital Radio PLC (Broadcasting)                                        1,700                 13,843
  Carlton Communicatons PLC (Broadcasting)                               12,000                 92,778
  Corporate Services Group PLC (Business Services)                       30,500                106,867
  Diageo PLC (Food and Beverages)                                        14,300                131,026
  Jarvis Hotels PLC (Restaurants and Lodging)+                           28,000                 69,090
  Kwik-Fit Holdings PLC (Automotive Repair Centers)                      24,100                139,945
  Lloyds TSB Group PLC (Banks and Credit Cos.)*                          14,970                195,050
  Lucas Variety (Automotive)                                             26,000                 91,955
  PowerGen PLC (Utilities - Electric)*                                   14,417                187,830
  Tomkins PLC (Diversified Operations)                                   37,200                176,239
                                                                                            ----------
                                                                                           $ 2,090,802
------------------------------------------------------------------------------------------------------
Venezuela - 0.9%
  Compania Anonima Nacional Telefonos de Venezuela, ADR
    (Telecommunications)                                                  2,350            $    97,819
------------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $9,742,950)                                                 $10,423,116
------------------------------------------------------------------------------------------------------

Warrants
------------------------------------------------------------------------------------------------------
Issuer                                                                   Shares                  Value
------------------------------------------------------------------------------------------------------
  Peregrine Investment Holdings (Finance)* (Identified Cost, $149)        1,200            $         2
------------------------------------------------------------------------------------------------------
Short-Term Obligations - 2.9%
------------------------------------------------------------------------------------------------------
                                                               Principal Amount
                                                                  (000 Omitted)
------------------------------------------------------------------------------------------------------
  Federal Home Loan Bank, due 1/02/98, at Amortized Cost                 $  315            $   314,956
------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $10,058,055)                                           $10,738,074
Other Assets, Less Liabilities - 0.6%                                                           69,468
------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                        $10,807,542
------------------------------------------------------------------------------------------------------
 *Non-income producing security.
##SEC Rule 144A restriction.
 +Restricted security.
See notes to financial statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities (Unaudited)
------------------------------------------------------------------------------
December 31, 1997
------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $10,058,055)           $10,738,074
  Cash                                                                 2,789
  Foreign currency, at value (identified cost, $2,330)                 2,304
  Receivable for investments sold                                     51,106
  Dividends receivable                                                18,289
  Receivable from investment adviser                                  59,931
  Deferred organization expenses                                       4,307
  Other assets                                                            26
                                                                 -----------
      Total assets                                               $10,876,826
                                                                 -----------
Liabilities:
  Payable for investments purchased                              $    32,882
  Net payable for foreign currency exchange contracts closed
    or subject to master netting agreements                            9,594
  Payable to affiliate for management fee                                222
  Accrued expenses and other liabilities                              26,586
                                                                 -----------
      Total liabilities                                          $    69,284
                                                                 -----------
Net assets                                                       $10,807,542
                                                                 ===========
Net assets consist of:
  Paid-in capital                                                $10,085,475
  Unrealized appreciation on investments and translation of
    assets and liabilities in foreign currencies                     669,982
  Accumulated undistributed net realized gain on investments
    and foreign currency transactions                                 18,882
  Accumulated undistributed net investment income                     33,203
                                                                 -----------
      Total                                                      $10,807,542
                                                                 ===========
Shares of beneficial interest outstanding                          885,488
                                                                   =======

Net asset value, offering price, and redemption price per
  share (net assets of $10,807,542 / 885,488 shares of
  beneficial interest outstanding)                                 $12.21
                                                                   ======
See notes to financial statements

Statement of Operations (Unaudited)
-------------------------------------------------------------------------------
Six Months Ended December 31, 1997
-------------------------------------------------------------------------------
Net investment income:
  Income -
    Dividends                                                         $  83,046
    Interest                                                              4,076
    Foreign taxes withheld                                               (7,110)
                                                                      ---------
      Total investment income                                         $  80,012
                                                                      ---------

  Expenses -
    Management fee                                                    $  41,305
    Trustees' compensation                                                2,500
    Shareholder servicing agent fee                                         419
    Administration fee                                                      747
    Auditing fees                                                        14,162
    Registration fees                                                    14,086
    Custodian fee                                                         8,105
    Printing                                                              2,456
    Legal fees                                                            1,118
    Amortization of organization expenses                                   704
    Miscellaneous                                                           284
                                                                      ---------
      Total expenses                                                  $  85,886
    Fees paid indirectly                                                   (482)
    Preliminary reduction of expenses by investment adviser             (38,592)
                                                                      ---------
      Net expenses                                                    $  46,812
                                                                      ---------
        Net investment income                                         $  33,200
                                                                      ---------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                           $  93,616
    Foreign currency transactions                                       (17,443)
                                                                      ---------
      Net realized gain on investments and foreign
        currency transactions                                         $  76,173
                                                                      ---------
  Change in unrealized appreciation (depreciation) -
    Investments                                                       $(460,290)
    Translation of assets and liabilities in foreign currency           (10,350)
                                                                      ---------
      Net unrealized loss on investments and foreign
        currency translation                                          $(470,640)
                                                                      ---------
        Net realized and unrealized loss on investments and
          foreign currency                                            $(394,467)
                                                                      ---------
          Decrease in net assets from operations                      $(361,267)
                                                                      =========
See notes to financial statements

Statement of Changes in Net Assets
-------------------------------------------------------------------------------------------------
                                                           Six Months Ended
                                                           December 31, 1997           Year Ended
                                                                 (Unaudited)        June 30, 1997
-------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                          $    33,200         $    84,412
  Net realized gain on investments and foreign currency
    transactions                                                      76,173             267,140
  Net unrealized gain (loss) on investments and foreign
    currency translation                                            (470,640)            977,772
                                                                 -----------         -----------
    Increase (decrease) in net assets from operations            $  (361,267)        $ 1,329,324
                                                                 -----------         -----------
Distributions declared to shareholders -
  From net investment income                                     $   (68,852)        $   (32,941)
  From net realized gain on investments and foreign
   currency transactions                                            (292,025)            (61,500)
                                                                 -----------         -----------
    Total distributions declared to shareholders                 $  (360,877)        $  (944,441)
                                                                 -----------         -----------
Net increase in net assets from Fund share transactions          $   841,264         $ 6,955,675
                                                                 -----------         -----------
      Total increase in net assets                               $   119,120         $ 8,190,558
Net assets:
  At beginning of period                                          10,688,422           2,497,864
                                                                 -----------         -----------

  At end of period (including accumulated undistributed
    net investment income of $33,203 and $68,855,
    respectively)                                                $10,807,542         $10,688,422
                                                                 ===========         ===========
See notes to financial statements

Financial Highlights
------------------------------------------------------------------------------------------------------------
                                      Six Months Ended
                                     December 31, 1997                Year Ended                Period Ended
                                           (Unaudited)             June 30, 1997              June 30, 1996*
------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of
  period                                        $13.04                    $10.96                     $10.00
                                                ------                    ------                     ------

Income from investment operations# -
  Net investment income(S)                      $ 0.04                    $ 0.23                     $ 0.13
  Net realized and unrealized
    gain (loss) on investments
    and foreign currency
    transactions                                 (0.45)                     2.23                       0.83
                                                ------                    ------                     ------
      Total from investment                     $(0.41)                   $ 2.46                     $ 0.96
                                                ------                    ------                     ------

Less distributions declared to shareholders -
  From net investment income                    $(0.08)                   $(0.13)                      --
  From net realized gain on
    investments and foreign
    currency transactions                        (0.34)                    (0.25)                      --
                                                ------                    ------                     ------
      Total distributions declared
        to shareholders                         $(0.42)                   $(0.38)                      --
                                                ------                    ------                     ------
Net asset value - end of period                 $12.21                    $13.04                     $10.96
                                                ======                    ======                     ======
Total return                                   (3.12)%++                  22.97%                      9.60%++
Ratios (to average net assets)/
  Supplemental data(S):
  Expenses                                       0.85%+                    0.85%                      0.94%+
  Net investment income                          0.60%+                    1.98%                      2.46%+
Portfolio turnover                                 35%                       76%                        19%
Average commission rate                        $0.0204                   $0.0211                    $0.0182
Net assets at end of period (000 omitted)      $10,808                   $10,688                    $ 2,498

  *For the period from the commencement of the Fund's investment operations, January 31, 1996, through June 30, 1996.
  +Annualized.
 ++Not annualized.
  #Per share data are based on average shares outstanding.
 ##The Fund's expenses are calculated without reduction for fees paid indirectly.
(S)The investment adviser voluntarily agreed to maintain the expenses of the Fund, excluding management fees, at not more than 0.10% of average daily net assets effective May 3, 1996. During the period January 31, 1996, through May 2,
   1996, the adviser agreed to maintain the expenses, excluding management fees, at not more than 0.20%. To the extent actual expenses were over these limitations, the net investment income (loss) per share and ratios would have been:

   Net investment income (loss)                 $(0.01)                   $ 0.10                     $(0.08)
   Ratios (to average net assets):
     Expenses##                                  1.56%+                    2.01%                      4.91%+
     Net investment income (loss)              (0.11)%+                    0.85%                    (1.51)%+
See notes to financial statements

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(1) Business and Organization
MFS Institutional International Equity Fund (the Fund) is a diversified series of MFS Institutional Trust (the Trust). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Investment in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately disclosed.

Deferred Organization Expenses - Costs incurred by the Fund in connection with its organization have been deferred and are being amortized on a straight-line basis over a five-year period beginning on the date of commencement of Fund operations.

Forward Foreign Currency Exchange Contracts - The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The Fund will enter into forward contracts for hedging purposes as well as for nonhedging purposes. For hedging purposes, the Fund may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The Fund may also use contracts in a manner intended to protect foreign-currency-denominated securities from declines in value due to unfavorable exchange rate movements. For nonhedging purposes, the Fund may enter into contracts with the intent of changing the relative exposure of the Fund's portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discounts are accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - The Fund's custody fee is calculated as a percentage of the Fund's average daily net assets. The fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the Fund. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. The Fund files a tax return annually using tax accounting methods required under provisions of the Code, which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Fund's tax return and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV.

Distributions to shareholders are recorded on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or accumulated net realized gains.

(3) Transactions with Affiliates
Investment Adviser - The Fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.75% of average daily net assets. The investment adviser has voluntarily agreed to pay expenses of the Fund in order to maintain expenses, excluding management fees, at no more than 0.10% of the Fund's average daily net assets. This is reflected as a reduction of expenses in the Statement of Operations.

Administrator - Effective March 1, 1997, the Fund has an administrative services agreement with MFS to provide the Fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the Fund pays MFS an administrative fee at the following annual percentages of the Fund's average daily net assets, provided that the administrative fee is not assessed on Fund assets that exceed $3 billion:

            First $1 billion                               0.0150%
            Next $1 billion                                0.0125%
            Next $1 billion                                0.0100%
            In excess of $3 billion                        0.0000%

The Fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Fund, all of whom receive remuneration for their services to the Fund from MFS. Certain officers and Trustees of the Fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC).

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the fund's average daily net assets at an effective annual rate of 0.0075%.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $4,042,632 and $3,685,857, respectively.

The cost and unrealized appreciation or depreciation in value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                      $10,058,055
                                                                    ===========
Gross unrealized appreciation                                       $ 1,413,152
Gross unrealized depreciation                                          (733,133)
                                                                    -----------
    Net unrealized appreciation                                     $   680,019
                                                                    ===========
(5) Shares of Beneficial Interest
The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

                                       Six Months Ended December 31, 1997       Year Ended June 30, 1997
                                       ----------------------------------       ------------------------
                                                   Shares          Amount        Shares           Amount
--------------------------------------------------------------------------------------------------------
Shares sold                                        59,912      $  779,534       601,125       $7,068,597
Shares issued to shareholders in
  reinvestment of distributions                    27,197         329,631         8,372           94,441
Shares reacquired                                 (21,089)       (267,901)      (17,934)        (207,363)
                                                  -------        --------       -------       ----------
    Net increase                                   66,020      $  841,264       591,563       $6,955,675
                                                  -------      ----------       -------       ----------

(6) Line of Credit
The Fund and other affiliated funds participate in a $400 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of Fund shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Fund for the period ended December 31, 1997, was $40.

(7) Financial Instruments
The Fund trades financial instruments with off-balance-sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as foreign currency exchange rates. These financial instruments include forward foreign currency exchange contracts. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

Forward foreign currency purchases and sales under master netting agreements amounted to a net payable of $9,594 with Deutsche Bank at December 31, 1997. At December 31, 1997, the Fund had sufficient cash and/or securities to cover any commitment under these contracts.

(8) Restricted Securities
The Fund may invest not more than 15% of its net assets in securities which are subject to legal or contractual restrictions on resale. At December 31, 1997, the Fund owned the following restricted securities (constituting 1.08% of net assets) which may not be publicly sold without registration under the Securities Act of 1933. The Fund does not have the right to demand that such securities be registered. The value of these securities is determined by valuations supplied by a pricing service or brokers or, if not available, in good faith by or at the direction of the Trustees.

Description                                  Date of Acquisition           Shares             Cost            Value
-------------------------------------------------------------------------------------------------------------------
Bank Handlowy W. Warszawie                               6/18/97              700         $  7,567         $  8,949
Hong Leong Finance Ltd.                       4/04/97 - 10/17/97           36,000          104,365           38,571
Jarvis Hotels PLC                              6/21/96 - 5/20/97           28,000           74,793           69,090
                                                                                          --------         --------
                                                                                          $186,725         $116,610
                                                                                          --------         --------

                ---------------------------------------------
This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.



(C)1998 MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116-3741
                                                                 IIE-3 2/98 .3M